Subsequent Event	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events [Text Block]

(9)   Subsequent Event

On January 31, 2013, the Company entered into a Business Combination Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company, ROI Merger Sub Corp. (“Merger Sub Corp.”), ROI Merger Sub LLC (“Merger Sub LLC”), and EveryWare Global, Inc. (“EveryWare”), providing for the merger of Merger Sub Corp. with and into EveryWare, with EveryWare surviving the merger as a wholly-owned subsidiary of the Company, immediately followed by the merger of EveryWare with and into Merger Sub LLC, with Merger Sub LLC surviving the merger as a wholly-owned subsidiary of the Company.

The Merger Agreement provides for the merger of Merger Sub Corp. with and into EveryWare (the “Initial Merger”), with EveryWare continuing as the surviving corporation (the “Surviving Corporation”), immediately followed by the merger of the Surviving Corporation with and into Merger Sub LLC, with Merger Sub LLC continuing as the surviving company, and pursuant to which each share of outstanding capital stock, $0.001 par value per share, of EveryWare will be exchanged for cash and shares of the Company’s common stock, $0.0001 par value per share, as further described in, and subject to the terms of, the Merger Agreement.

Pursuant to the Merger Agreement, upon the effectiveness of the Initial Merger, each share of capital stock of EveryWare will be exchanged for cash and validly issued shares of the Company’s common stock (the “Shares”). The aggregate consideration will consist of (i) between $90 million and $107.5 million in cash, subject to adjustment in accordance with the terms of the Merger Agreement if the aggregate amount of cash available after redemption of shares of the Company’s common stock, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation, from the Trust Account and receipt of proceeds from EveryWare’s refinancing of its existing indebtedness is less than $107.5 million, (ii) 10,440,000 shares of the Company’s common stock, subject to adjustment in accordance with the terms of the Merger Agreement if the aggregate amount of cash available after redemption of shares of the Company’s common stock, in accordance with the Company’s Second Amended and Restated Certificate of Incorporation from the Trust Account and receipt of proceeds from EveryWare’s refinancing of its existing indebtedness is less than $107.5 million (it is expected that the Shares to be issued to EveryWare’s existing stockholders will represent between 69.4% and 59.4% of the outstanding common stock of the post-merger company and that the Company’s existing stockholders will retain an ownership interest of between 23.1% and 33.0% of the post-merger company (depending on the level of redemptions by the Company’s existing stockholders and the aggregate proceeds from the proposed debt refinancing and disregarding warrants to purchase the Company’s common stock, which will remain outstanding following the Business Combination)) and (iii) an additional 3,500,000 shares of the Company’s common stock (the “Earnout Shares”), which Earnout Shares are subject to forfeiture in the event that the trading price of the Company’s common stock does not exceed certain price targets subsequent to the closing of the Business Combination, unless the Company consummates a change of control transaction under certain circumstances.

The Shares will be subject to certain restrictions on transfer for a period of time following the closing of the Business Combination.

The consummation of the transactions contemplated by the Merger Agreement is subject to a number of conditions set forth in the Merger Agreement including, among others, receipt of the requisite approval of the stockholders of the Company.